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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-25021) of Aastrom Biosciences, Inc. of our report dated August 7, 1998 appearing on page 9 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Bloomfield Hills, Michigan
September 28, 1998